UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2009

ORBCOMM Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2115 Linwood Avenue, Suite 100 Fort Lee, New Jersey	07024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 363-4900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On August 27, 2009, the Audit Committee of the Board of Directors of ORBCOMM Inc. (the “Company”) dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, effective immediately.

The audit reports of Deloitte on the Company’s consolidated financial statements as of and for the years ended December 31, 2007 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The audit reports of Deloitte on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2007 and 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2007 and 2008, and the subsequent interim periods through August 27, 2009, the date the Company’s engagement with Deloitte ended, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of such disagreements in connection with its reports on the Company’s consolidated financial statements for such periods.

During the Company’s two most recent fiscal years ended December 31, 2007 and 2008 and the subsequent periods through August 27, 2009, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Deloitte with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”). The Company requested Deloitte to furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements, as required by Item 304(a)(3) of Regulation S-K. Such letter is filed as Exhibit 16.1.

On August 27, 2009, the Audit Committee of the Company’s Board of Directors engaged KPMG LLP (“KPMG”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2009.

During the Company’s two most recent fiscal years and any subsequent interim periods prior to the Company’s engagement of KPMG, neither the Company nor anyone acting on its behalf has consulted KPMG on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

           16.1         Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated September 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

By: /s/ Robert G. Costantini
Name: Robert G. Costantini
Title: Executive Vice President and Chief Financial Officer

Date:  September 2, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated September 1, 2009